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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 20, 2010

TNS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-32033	36-4430020
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation or organization)		No.)

11480 Commerce Park Drive, Suite 600, Reston, Virginia  20191-1406

(Address of principal executive offices and zip code)

(703) 453-8300

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders.

(a)           The annual meeting of stockholders of TNS, Inc. (the “Company”) was held on May 20, 2010.

(b)           The stockholders elected all of the Company’s nominees for director and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2010.

A.            Election of Directors

	Shares For	Shares Against or Withheld
John B. Benton	20,521,265	422,186
Henry H. Graham, Jr.	20,707,905	235,546
Stephen X. Graham	20,519,382	424,069
Jay E. Ricks	20,519,353	424,098
John V. Sponyoe	20,519,223	424,228
Thomas E. Wheeler	20,520,836	422,615

B.            Ratification of Ernst & Young LLP

For	23,292,539
Against or Withheld	10,377
Abstain	1,084

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNS, INC.

Dated: May 21, 2010	/s/ Henry H. Graham, Jr.
	By:	Henry H. Graham, Jr.
	Its:	Chief Executive Officer